UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

GOLDEN QUEEN MINING CO. LTD.
(Exact name of registrant as specified in its charter)

0-21777
(Commission File Number)

British Columbia, Canada	Not Applicable
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

6411 Imperial Avenue, West Vancouver, British Columbia, Canada, V7W 2J5
(Address of principal executive offices) (Zip Code)

(604) 921-7570
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of Golden Queen Mining Co. Ltd. held on May 30, 2012, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at Five. The shareholders approved the number of directors to be fixed at five.

For: 71,366,002
Against: 780,231
Non-votes: 21,204

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

	H. Lutz Klingmann:	For: 49,057,722
Withheld: 223,973
Non-votes: 22,885,742

	Gordon C. Gutrath:	For: 49,148,673
Withheld: 133,022
Non-votes: 22,885,742

	Chester Shynkaryk:	For: 49,052,842
Withheld: 228,853
Non-votes: 22,885,742

	Edward G. Thompson:	For: 49,071,042
Withheld: 210,653
Non-votes: 22,885,742

	Thomas Clay:	For: 49,066,283
Withheld: 215,412
Non-votes: 22,885,742

3.	Appointment of Auditors. The shareholders approved the appointment of BDO Canada LLP, Chartered Accountants as auditors of the Company for the fiscal year ending December 31, 2012.

For: 71,847,501
Withheld: 319,936
Non-votes: 0

4.	Advisory (Non-Binding) Vote of Executive Compensation. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2012 annual general meeting.

For: 48,984,984
Against: 296,711
Non-votes: 22,885,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Queen Mining Co. Ltd.
Date	May 30, 2012	(Registrant)

/s/ Lutz Klingmann
Lutz Klingmann, President